FINANCE COSTS	12 Months Ended
Dec. 31, 2025
Finance Costs [Abstract]
FINANCE COSTS	FINANCE COSTS

		Years ended December 31
(In millions of dollars)	Note	2025	2024

Interest on borrowings, net [1]		1,954	2,022
Interest on lease liabilities	9	147	137
Interest on post-employment benefits	27	(5)	(5)
Gain on redemption of long-term debt [2]	25	(151)	—
(Gain) loss on foreign exchange		(45)	222
Change in fair value of derivative instruments		17	(205)
Change in fair value of subsidiary equity derivative instruments [3]		(9)	—
Capitalized interest		(30)	(36)
Deferred transaction costs and other		165	160

Total finance costs		2,043	2,295
[1] Interest on borrowings, net includes interest on short-term borrowings and on long-term debt.
[2]    Reflects the net gain on the redemption of long-term debt purchased in 2025 (see note 25 for more information).
[3]    Reflects the change in fair value of derivatives entered into related to the network transaction (see note 19 for more information).

FOREIGN EXCHANGE AND CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS
We recognized $45 million in net foreign exchange gains in 2025 (2024 - $222 million in net losses). These gains were primarily attributed to our $6 billion term loan facility, which we terminated this year (see note 25), and our US CP program borrowings (see note 19).

These foreign exchange gains were partly offset by the $17 million loss (2024 - $205 million gain) related to the change in fair value of derivatives which were not designated as hedges for accounting purposes, primarily attributed to the debt derivatives we used to substantially offset the foreign exchange risk related to these US dollar-denominated borrowings.